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                                                                   Exhibit 10.11

                      CONTRIBUTION AND EXCHANGE AGREEMENT
                      -----------------------------------

     THIS AGREEMENT (this "Agreement") is by and between IPG PHOTONICS CORPORATION, a corporation organized under the laws of the State of Delaware ("Purchaser") and Dr. Valentin P. Gapontsev ("Seller"), the owner of 46% of the outstanding common stock of IPG Laser GmbH, a corporation organized under the laws of the Republic of Germany (the "Company").

                                   RECITALS
                                   --------

     A. Purchaser owns 54% of the issued and outstanding equity interests in the Company and desires to purchase all of the issued and outstanding equity interests owned by Seller in the Company.

     B. Seller owns 46% of the issued and outstanding equity interests in the Company.

     C. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all of Seller's equity interests in and to the Company, all on the terms and conditions, and subject to the limitations and exclusions, set forth herein.

     NOW, THEREFORE, in consideration of the purchase price described below, the representations, warranties, and mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   Section 1

                                  DEFINITIONS

     1.1 The following capitalized terms used in this Agreement shall have the meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined) set forth in this Section 1. Except as
                                                     ---------
otherwise indicated, all agreements or instruments herein defined shall mean such agreements or instruments as from time to time assigned, supplemented or amended or as the terms thereof may be waived or modified.

     "Company" shall have the meaning set forth in the introductory paragraph
      -------
to this Agreement.

     "Closing Date" shall mean any date before January 8, 2002 that Purchaser
      ------------
designates for the completion of the transactions contemplated herein or which is otherwise designated as a Closing Date pursuant to Section 2.1 hereof.
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     "Laser Shares" shall mean all of Seller's capital stock of or other equity
      ------------
interests in the Company.

     "Lien" shall mean any liens, mortgages, security interests, encumbrances,
      ----
pledges, charges, adverse claims, options, buy-sell agreements, right of first refusal agreements, rights or restrictions of any character whatsoever.

     "Material Adverse Effect" shall mean a material adverse effect on the
      -----------------------
business, assets, results of operations, financial condition or prospects of a Person, taken as a whole.

     "Person" shall mean any individual, corporation, partnership, joint
      ------
venture, association, joint-stock company, trust, unincorporated organization or other legal entity or any government or any agency or political subdivision thereof.

     "Purchaser Shares" shall mean 1,403,000 shares of the common stock, par
      ----------------
value $.0001 per share, of Purchaser (as adjusted to reflect stock splits, stock dividends and the like) which have an agreed value of $ US 20.00 per share.

     "Sale Event" shall mean the occurrence of any of the following events: (a)
      ----------
any merger or consolidation of the Purchaser into or with another corporation;
(b) any sale of all or substantially all of the assets of the Purchaser; or (c) any other transaction by or as a result of which any Person acquires or holds stock representing a majority of Purchaser's outstanding voting power.

     "Sale Price" shall mean the Purchaser Shares.
      ----------


                                   Section 2

                             ACQUISITION OF SHARES

     2.1  Acquisition. On the terms and subject to the conditions hereof, and in
          -----------
reliance on the representations and warranties of Seller (in the case of Purchaser) and of Purchaser (in the case of Seller) on the Closing Date, Seller shall sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall purchase and accept from Seller, the Laser Shares, in consideration of the delivery to Seller of the Sale Price. The Closing Date shall be a date designated by Purchaser upon written notice to Seller (which notice shall be given no less than five (5) days before the Closing Date). Seller shall sell the Laser Shares to the Purchaser in accordance with this Section 2.1 if (a) reasonably requested by any Person acting as underwriter of the Purchaser in connection with any initial public soliciting of Purchaser's common stock or (b) a Sale Event occurs. The Closing Date shall be the day of acceptance of the Offer for Sale and Transfer.

     2.2  Approvals. Purchaser and Seller agree to use their best efforts to
          ---------
obtain expeditiously any and all governmental and other consents and approvals required to be obtained in connection with this Agreement and the closing of the transactions contemplated hereby.

                                      -2-
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     2.3  Withholding Taxes. The Sale Price to be paid on the Closing Date shall
          -----------------
be reduced by any applicable withholding taxes required under applicable law to be withheld and paid by Purchaser to U.S. or other taxing authorities with respect to the cash portion of the Sale Price. Such withholding shall be at the applicable statutory rate unless Seller provides Purchaser with an opinion of counsel (the "Tax Opinion") that no such withholding is required or that withholding is required at a lower rate. On the Closing Date, Purchaser shall withhold such amounts as calculated in the immediately preceding sentence and confirmation to Purchaser's independent auditors of the amounts of taxes required to be withheld and paid by Purchaser. Any balance of the amount so withheld shall be remitted promptly to Seller.

                                   Section 3

                                    CLOSING

     3.1  Closing.  The closing of the transactions contemplated herein (the
          -------
"Closing") will take place at the offices of Schleifenbaum, Adler & Partner GbR, Hindenburgstrasse 1, 57072 Siegen, Germany (or at such other location as the parties hereto may agree) on the Closing Date.

     3.2 Seller is not limited to exercise all company rights which are related with the Shareholdings offered for sale until acceptance is provided for the offer. This shall also applied to the right to draw profits. The Purchaser is not entitled to the profits from the operation in the period between the offer and its acceptance.

                                   Section 4

                             CONDITIONS TO CLOSING

     4.1  Conditions Precedent to the Obligations of Purchaser. The obligations
          ----------------------------------------------------
of Purchaser hereunder are subject to the fulfillment (or waiver by Purchaser) on or prior to the Closing Date of each of the following conditions precedent:

     (a)  Approvals.  The Company and Seller shall have taken all such actions
          ---------
required to be taken by either of them with respect to this Agreement.

     (b)  No Liens. The Laser Shares shall have been transferred to Purchaser
          --------
free and clear of all Liens.

     (c)  Representations and Warranties.  All of Seller's representations and
          ------------------------------
warranties in this Agreement must be accurate in all material respects as of the date of this Agreement and as of the Closing Date.

     4.2  Conditions Precedent to the Obligations of Seller.  The obligations of
          -------------------------------------------------
Seller hereunder are subject to the fulfillment (or waiver by Seller) on or prior to the Closing Date of the following condition precedent:

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     (a)  Approvals.  Purchaser shall have taken all such actions required to be
          ---------
taken by it with respect to this Agreement.


                                   Section 5


                         REPRESENTATIONS AND WARRANTIES

     5.1  Representations and Warranties of Seller. Seller represents and
          ----------------------------------------
warrants to Purchaser that as of the date hereof and as of the Closing Date:

     (a)  Authorization; No Conflict.  Seller has the power to enter into this
          --------------------------
Agreement and all other agreements contemplated by this Agreement to which such Seller is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Seller of this Agreement and the transactions (and the consummation of the transactions) contemplated hereby will not: (i) result in the breach of, or constitute a default (with or without notice or lapse of time, or both) under, any provision or accelerate any obligation or give rise to the termination of (A) any contract, agreement, debt instrument, indenture, mortgage agreement or other instrument or arrangement to which Seller is a party or (B) any judgment, order or decree by which Seller or the Company is bound; (ii) result in the imposition of any Lien on any assets of Seller or the Company; or (iii) violate, conflict with or constitute a default of any law, statute, ordinance, rule or regulation.

     (b)  Due Organization, etc. of the Company.  The Company is a company duly
          -------------------------------------
organized, validly existing and in good standing under the laws of the Republic of Germany and has the requisite power and authority to carry on its business as now conducted. The Company has been duly qualified as a foreign corporation for the conduct of business and is in good standing under the laws of the jurisdiction in which it conducts any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

     (c)  Enforceability. This Agreement has been duly executed and delivered by
          --------------
Seller and constitutes the legal, valid and binding obligation of Seller enforceable against him in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting enforcement of creditors' rights generally and by general equitable principles.

     (d)  Title to the Laser Shares. The Laser Shares are the only securities
          -------------------------
and the only equity, profit or capital interests in the Company issued and outstanding and owned by Seller. Seller is the lawful record owner and beneficial owner of the Laser Shares, which have been duly authorized by all necessary action and which are validly issued, fully paid and nonassessable. Seller is, and will be on the Closing Date, the record and beneficial owner and holder of all of the Laser Shares, and on the Closing Date will convey to Purchaser good and marketable title to the Laser Shares free and clear of all Liens.

     (e)  Investment Status. Seller is purchasing the Purchaser Shares for its
          -----------------
own account, for investment only and not with a view to, or any present intention of, effecting a distribution of

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such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. Seller acknowledges that the Purchaser Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available.

     (f)  Accredited Investor. Seller is an "accredited investor," as such term
          -------------------
is defined in Rule 501 promulgated under the Securities Act.

     (g)  Rule 144. Seller understands that the exemption from registration
          --------
afforded by Rule 144 (the provisions of which are known to Seller) promulgated under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and only in limited amounts.

     (h)  Exemption. Seller hereby acknowledges and agrees that the purchase and
          ---------
sale of the Purchaser Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) and/or Section 3(b) of the Securities Act, and, if applicable, in the sole judgment of the Purchaser, the provisions of Regulation D thereunder, which exemption is dependent upon the truth, completeness and accuracy of the statements made by Seller herein and in any other documents furnished by Seller to Purchaser.

     5.2  Representations and Warranties of Purchaser. Purchaser hereby
          -------------------------------------------
represents and warrants that as of the date hereof and as of the Closing Date:

     (a)  Due Organization, etc. Purchaser a corporation duly organized and
          ---------------------
validly existing and in good standing under the laws of the State of Delaware. Purchaser has the requisite corporate power and authority to enter into and perform its obligations hereunder.

     (b)  Authorization; No Conflict. The execution, delivery and performance of
          --------------------------
this Agreement have been duly authorized by all necessary corporate action on its part and neither the execution and delivery hereof, nor the consummation of the transactions contemplated thereby, nor compliance by Purchaser with any of the terms and provisions thereof requires or will require any approval or consent, other than such consents and approvals as have been obtained. The execution, delivery and performance by Purchaser of this Agreement and the transactions (and the consummation of the transactions) contemplated hereby will not: (i) result in the breach of, or constitute a default (with or without notice or lapse of time, or both) under, any provision or accelerate any obligation or give rise to the termination of (A) any contract, agreement, debt instrument, indenture, mortgage agreement or other instrument or arrangement to which Purchaser is a party or (B) any judgment, order or decree by which Purchaser is bound; (ii) result in the imposition of any Lien on any assets of Purchaser; or (iii) violate, conflict with or constitute a default of any law, statute, ordinance, rule or regulation.

     (c)  Enforceability, etc. This Agreement has been duly executed and
          -------------------
delivered by Purchaser and (assuming the due authorization, execution and delivery by each other party hereto) constitutes its legal, valid and binding obligation enforceable against Purchaser in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy,

                                      -5-
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insolvency, reorganization or similar laws affecting enforcement of creditors'
rights generally and by general equitable principles.

     (d)  Investment Status. Purchaser is purchasing the Laser Shares for its
          -----------------
own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. Purchaser acknowledges that the Laser Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available.

     (e)  Accredited Investor. Purchaser is an "accredited investor" as such
          -------------------
term is defined in Rule 501 promulgated under the Securities Act.

     (f)  Rule 144. Purchaser understands that the exemption from registration
          --------
afforded by Rule 144 (the provisions of which are known to Purchaser) promulgated under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and only in limited amounts.

     (g)  Exemption. Purchaser hereby acknowledges and agrees that the purchase
          ---------
and sale of the Laser Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) and/or Section 3(b) of the Securities Act, and, if applicable, in the sole judgment of Seller, the provisions of Regulation D thereunder, which exemption is dependent upon the truth, completeness and accuracy of the statements made by Purchaser herein and in any other documents furnished by Purchaser to Seller.

                                   Section 6

                                INDEMNIFICATION

     6.1  General Indemnification. Each of the parties hereto shall indemnify
          -----------------------
the against any claim (including all costs, expenses, fees, damages, penalties, fines, obligations, and liabilities, and costs of enforcement (including attorneys' fees) under this Section 6 which shall result from (a) the incorrectness of any representation or breach of any warranty of such party contained herein or (b) the breach by such party of any of his or its covenants or agreements contained herein. Any amount payable pursuant to this Section 6 shall be paid promptly upon receipt of a written demand therefor from the indemnified party, accompanied by a written statement describing the basis for such indemnity.

                                   Section 7

                                 MISCELLANEOUS

     7.1  Fees and Expenses.  Seller and the Purchaser shall bear their own
          -----------------
respective

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expenses incurred in connection with this Agreement and consummation of the transactions described therein.

     7.2  Notices.  Unless otherwise specifically provided herein, all notices,
          -------
consents, directions, approvals, instructions, requests, waivers, acceptances, and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service or by hand delivery, or by facsimile communication followed by such courier service delivery, and any such notice shall become effective one business day after delivery to a nationally recognized overnight courier service or if by facsimile communication or by hand delivery, when received, and shall be directed to the address as follows; provided that from time to time either party may designate a new address for purposes of notice hereunder by notice to the other party:

          If to Purchaser:

               IPG Photonics Corporation
               P.O. Box 519
               660 Main Street
               Sturbridge, MA 01566
               Telephone No.:  (508) 347-6800
               Telecopy No.:  (508) 347-6838

          with a copy to:

               Winston & Strawn
               200 Park Avenue
               New York, New York 10166
               Attention:  John W. Kaufmann
               Telephone No.:  (212) 294-4754
               Telecopy No.:  (212) 294-4700

          If to Seller:

               Dr. Valentin Gapontsev
               c/o IPG Laser GmbH
               Siemensstrasse 7
               D-57299 Burbach
               Telephone No.:  (2736) 4420-0
               Telecopy No.:  (2736) 4420-25

     7.3  Entire Agreement; Amendments. This Agreement contains the entire
          ----------------------------
agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties, whether written or oral. This Agreement may not be amended except by written instrument signed by all of the parties thereto.

     7.4  Successor and Assigns/Third Party Beneficiary. This Agreement shall be
          ---------------------------------------------
binding upon and inure to the benefit of each of the parties hereto and their respective heirs, personal

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

representatives, successors and assigns. The Investors (the "Investors") listed on Exhibit A to the Stock Purchase Agreement, dated as of August 2000, by and between the Purchaser and such Investors relating to the purchase of Series B Convertible Participating Preferred Stock, par value $.0001 per share, of Purchaser, shall be third-party beneficiaries of this Agreement.

     7.5  Governing Law/Jurisdiction. This Agreement shall be construed and
          --------------------------
enforced in accordance with and governed by the laws of the State of New York (without giving effect to principles of conflicts of law). All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in a Massachusetts state or Federal court sitting in the City of Boston. The parties hereby irrevocably submit to the exclusive jurisdiction of any Massachusetts state or federal court sitting in the City of Boston in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Massachusetts state or federal court. The parties hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE.

     7.6  Counterparts. This Agreement may be executed in separate counterparts,
          ------------
each of which when so executed and delivered shall be an original for all purposes, but all such counterparts shall constitute but one and the same instrument.

     7.7  Severability.  Any provision of this Agreement that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.8  Headings.  The section and article headings contained herein are for
          --------
convenience only and shall not be construed as part of this Agreement.

                                      -8-
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     7.9   Specific Performance. It is specifically understood and agreed that
           --------------------
any breach of the provisions of this Agreement by any party subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law) and the Company may refuse to recognize any unauthorized transferee as one of its stockholders for any purpose until the relevant party or parties have complied with all applicable provisions of this Agreement.

     7.10  Further Assurances. Each of the parties hereto agrees that it shall
           ------------------
do, execute, acknowledge and deliver all such further actions, conveyances, assignments, transfers, documents and other assurances necessary to effectuate the purpose and carry out the terms and intent of this Agreement.

     7.11  Tax Consequences.  Purchaser shall have no liability for the tax
           ----------------
consequences to Seller and Seller shall have no liability for the tax consequences to Purchaser as a result of the transactions contemplated hereby.

     7.12  Survival.  The representations, warranties, indemnities and covenants
           --------
contained in this Agreement shall survive indefinitely.

                            [signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed as of the day and year first written above.

PURCHASER:                         IPG PHOTONICS CORPORATION


                                   By: /s/ Verghese Mammen
                                       -----------------------------------
                                       Name:  VERGHESE MAMMEN
                                       Title: Treasurer

SELLER:

                                   /s/ Dr. Valentin P. Gapontsev
                                   ------------------------------------
                                   DR. VALENTIN P. GAPONTSEV

                                      -10-